UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/09/2010

Commission file number: 000-53632

MULTISYS LANGUAGE SOLUTIONS, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	29-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

8045 Dolce Volpe Ave.,  Las Vegas, NV 89178

(Address of principal executive offices)

702-499-3990

(Registrant’s telephone number)

_________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.	Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On June 9, 2010, Multisys Language Solutions, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Li & Company, PC (“Li & Company”).

(ii)

The reports of Li & Company on the financial statements of the Registrant as of December 31, 2009 and 2008, for the fiscal years then ended and for the period from June 6, 2008 (inception) through December 31, 2009, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Registrant.

(iv)

During the Registrant’s most recent fiscal year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008, and the subsequent interim period through June 9, 2010, (a) there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On June 9, 2010, the Registrant provided Li & Company with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

On June 9, 2010, concurrently with the dismissal of Li & Company, upon approval of the Registrant’s Board of Directors the Registrant engaged MaloneBailey, LLP (“MaloneBailey”) as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective immediately.  During the most recent fiscal year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008, the subsequent interim period through June 9, 2010, the date of the engagement of MaloneBailey, neither the Registrant, nor anyone on its behalf, has consulted MaloneBailey regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

16.1	Letter of Li & Company, PC dated June 9, 2010, to the United States Securities and Exchange Commission.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  June 9, 2010

 MULTISYS LANGUAGE SOLUTIONS, INC.

By:

/s/  Janelle Edington

Janelle Edington

President & CEO